SOUTHERN ENERGY HOMES, INC.

               1997 ANNUAL MEETING OF STOCKHOLDERS - JUNE 4, 1997

The undersigned hereby appoints Wendall L. Batchelor and Jonathan O. Lee, and each of them acting singly, with full power of substitution, proxies to represent the undersigned at the 1997 Annual Meeting of Stockholders of SOUTHERN ENERGY HOMES, INC. to be held June 4, 1997 at 10:00 a.m. at The Harbert Center, Room C, 2019 4th Avenue North, Birmingham, Alabama, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of SOUTHERN ENERGY HOMES, INC. standing in the name of the undersigned upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and upon such other business as may properly come before the Meeting.

THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1993 OPTION PLAN AND FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, ALL AS SET FORTH IN THE PROXY STATEMENT.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.


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PLEASE  VOTE,  DATE,  AND SIGN ON REVERSE AND RETURN  PROMPTLY  IN THE  ENCLOSED
ENVELOPE.
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Please sign this proxy  exactly as your  name(s)  appear(s)  on the books of the
Company.   Joint  owners  should  each  sign  personally.   Trustees  and  other
fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

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[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


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SOUTHERN ENERGY HOMES, INC.
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RECORD DATE SHARES:




Please be sure to sign and date this Proxy.   Date------------------




Stockholder sign here----------------Co-owner sign here-------------

DETACH CARD



1. Election of Directors                                  With-    For All
                                                    For      hold     Except
   Wendall L. Batchelor      Joseph J. Incandela    [  ]     [  ]      [  ]
   Keith W. Brown            Jonathan O. Lee        [  ]     [  ]      [  ]
   Paul J. Evanson           Johnny R. Long         [  ]     [  ]      [  ]

To withhold your vote from any particular nominee(s), mark the "For All Except" box and strike a line through the name(s) of any nominee(s) for whom you do not wish to vote. Your shares will be voted for the remaining nominee(s).


2. To amend the Company's 1993 Stock Option
   Plan, as described in the accompanying Proxy    For     Against     Abstain
   Statement.                                      [  ]      [  ]       [  ]


3. To amend the Company' Certificate of
   Incorporation to increase the number of
   authorized shares, as described in the
   accompanying Proxy Statement.                   [  ]      [  ]       [  ]


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

   Mark box at right if you plan to attend the Meeting in person        [  ]

   Mark box at right if an address change or comment has been noted
   on the reverse side of this card                                      [  ]


                                                                     DETACH CARD


                          SOUTHERN ENERGY HOMES, INC.

   Dear Stockholders:

   Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

   Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

   Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach if and return your proxy vote in the enclosed postage paid envelope.

   Your vote must be received prior to the Annual Meeting of Stockholders to be held on June 4, 1997.

   Thank you in advance for your prompt consideration of these matters.

   Sincerely,

   Southern Energy Homes, Inc.